Contract liabilities	6 Months Ended
Jun. 30, 2025
Contract liabilities [abstract]
Contract liabilities

Note 16	Contract liabilities
A contract liability has to be recognized when the customer already provided the consideration or part of the consideration before an entity has fulfilled its performance obligation (agreed goods or services which should be delivered or provided) resulting from the “contract”.

Development of contract liabilities is presented in the table below:

in € thousand	June 30, 2025	December 31, 2024
BALANCE AS AT JANUARY 1	3,010	5,697
Revenue recognition	(3,220)	(462)
Redemption	—	(4,777)
Addition	720	2,500
Exchange rate differences	10	53
BALANCE AS AT CLOSING DATE	520	3,010
Less non-current portion	—	—
CURRENT PORTION	520	3,010
As at June 30, 2025, €0.4 million of the total €0.5 million related to upfront payments for analytical support and drug substance manufacturing on ongoing contracts.
In the six months ended June 30, 2025, revenue of €2.5 million was recognized in connection with the license and technology transfer performance obligation under the master collaboration and license agreement with Serum Institute of India (SII) regarding IXCHIQ.
In the year ended December 31, 2024, the redemption in the amount of €4.8 million relates to a U.S. Military distribution agreement for which the obligation to replace vaccine doses was fulfilled in 2024. An upfront payment of €2.5 million is shown under additions and refers to the master collaboration and license agreement with Serum Institute of India (SII) regarding IXCHIQ.